EXHIBIT 10.3

EXECUTION VERSION

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.  THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS RIGHT MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 1(d) OF THIS RIGHT.

ONFOLIO HOLDINGS INC.

RIGHT TO RECEIVE COMMON STOCK

Right No.: A-1

Date of Issuance: November 17, 2025 (“Issuance Date”)

Onfolio Holdings Inc., a Delaware corporation (the “Company”), hereby certifies that [●], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to receive from the Company, on each Right Payment Date (as defined below), the applicable Right Amount (as defined below) then outstanding with respect hereto in fully paid and non-assessable shares of Common Stock (as defined below) (the “Right Shares”), subject to the satisfaction of certain conditions specified herein (including, without limitation, the limitations set forth in Section 1(g)), or at the Company’s option (or if required hereunder), in cash, as provided in Section 1 below or, at any time or times on or after the date hereof, but not after 11:59 p.m., New York time, but prior to the Expiration Date (as defined below), the Right Amount then outstanding in Right Shares upon exercise of this Right to Receive Common Stock (including any Rights to Receive Common Stock issued in exchange, transfer or replacement hereof, the “Right”). This Right is one of the Rights to Receive Common Stock issued pursuant to that certain Securities Purchase Agreement, dated as of November 17, 2025, by and between the Company and the Holder (the “Securities Purchase Agreement”), in connection with the issuance of the Notes (as defined in the Securities Purchase Agreement). Capitalized terms not defined herein, or in Section 14, shall have the meaning as set forth in the Notes.

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1. RIGHT AMOUNTS; OPTIONAL EXERCISE.

(a) Quarterly Satisfaction of Outstanding Right Amounts. The Company shall deliver a written notice (each, an “Right Election Notice”) to the Holder on or prior to the third (3rd) Trading Day immediately prior to each Right Payment Date (each, an “Right Notice Due Date”) (the date such notice is delivered to the Holder, each, a “Right Notice Date”) which notice (i) either (A) confirms that the Right Amount then outstanding to be paid on such Right Payment Date shall be paid entirely in Right Shares or (B) elects to pay Right in cash or a combination of cash and Right Shares and specifies the amount of Right that shall be paid in cash and the amount of Right, if any, that shall be paid in Right Shares and (ii) certifies that there has been no Equity Conditions Failure. If an Equity Conditions Failure has occurred as of the Right Notice Date, then unless the Company has elected to pay such Right Amount in cash, the Right Election Notice shall indicate that unless the Holder waives the Equity Conditions Failure, such Right Amount shall be paid in cash. Notwithstanding anything herein to the contrary, if no Equity Conditions Failure has occurred as of the Right Notice Date but an Equity Conditions Failure occurs at any time prior to the applicable Right Payment Date, (A) the Company shall provide the Holder a subsequent notice to that effect and (B) unless the Holder waives the Equity Conditions Failure, such Right Amount shall be paid in cash. Any portion of a Right Amount to be paid on an Right Payment Date in Right Shares (each a “Right Share Amount”) shall be paid in a number of fully paid and nonassessable shares (rounded to the nearest whole share) of Common Stock in accordance with Section 3(e) of the Notes as if the Holder delivered a Conversion Notice to the Company electing to convert the Right Share Amount into Right Shares in an Alternate Conversion on the first Trading Day immediately prior to such applicable Right Payment Date (with “Right Amount” replacing “Alternate Conversion Amount” and the “Right Amount Share Price” replacing “Alternate Conversion Price” for all purposes thereunder). Any Right Amount that fails to be paid in accordance with this Section 1 on any given Right Payment Date shall accrue late charges hereunder at the Default Rate (the “Late Charges”).

(b) Optional Exercise of Outstanding Right Amounts. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(g)), any outstanding Right Amount hereunder may be exercised by the Holder on any day on or after the date hereof (an “Exercise Date”), in whole or in part, into Right Shares by delivery (whether via facsimile or otherwise) to the Company of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Right. Each exercise of this Right pursuant to any Exercise Notice shall be consummated as if the Holder delivered a Conversion Notice to the Company electing to convert the applicable Right Amount specified in such Exercise Notice into Right Shares in an Alternate Conversion on such Exercise Date (with such applicable portion of the “Right Amount” specified in such Exercise Notice replacing “Alternate Conversion Amount” for all purposes thereunder).

(c) Mechanics. For the avoidance of doubt, the terms and conditions of the Notes, including, without limitation, Section 3, shall govern each exercise of this Right and delivery of Rights Shares hereunder as if such exercise and/or delivery were obligations of the Company pursuant to an Alternate Conversion thereunder, mutatis mutandis (regardless as to whether the Notes are then outstanding). No additional consideration shall be required to be paid by the Holder to any Person to effect any exercise of this Right or payment of any Right Amount in accordance herewith.

(d) Factional Shares; Taxes. No fractional shares of Common Stock are to be issued upon the exercise of this Right, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent) that may be payable with respect to the issuance and delivery of Right Shares upon exercise of this Right.

(e) 144 Status. For purposes of Rule 144(d) promulgated under the 1933 Act, as in effect on the Subscription Date, it is intended that the Right Shares issued hereunder upon exercise of this Right, from time to time, shall be deemed to have been acquired by the Holder, and the holding period for the Right Shares shall be deemed to have commenced, as of the initial Issuance Date. The Company acknowledges and agrees that in accordance with Section 3(a)(9) of the 1933 Act, the Right Shares shall take on the registered characteristics of the Rights being exercised. The Company agrees not to take any position contrary to this Section 1(e).

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(f) Disputes. In the case of a dispute as to the arithmetic calculation of the number of Right Shares to be issued pursuant to the terms hereof, the Company shall promptly issue to the Holder the number of Right Shares that are not disputed and resolve such dispute in accordance with Section 24 of the Notes, mutatis mutandis.

(g) Limitations on Exercises. The Company shall not effect the exercise of any portion of this Right, and the Holder shall not have the right to exercise any portion of this Right, pursuant to the terms and conditions of this Right and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon exercise of this Right with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) exercise of the remaining, unexercised portion of this Right beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1(g). For purposes of this Section 1(g), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act. For purposes of determining the number of outstanding shares of Common Stock the Holder may acquire upon the exercise of this Right without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding(the “Reported Outstanding Share Number”). If the Company receives an Exercise Notice from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 1(g), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of Right Shares to be acquired pursuant to such Exercise Notice (the number of shares by which such exercise is reduced, the “Reduction Shares”). For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1)Business Day confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Right, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon exercise of this Right results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of Rights that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Right in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to exercise this Right pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(g) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(g) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be amended, modified or waived and shall apply to a successor holder of this Right.

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(h) Insufficient Authorized Shares. If, notwithstanding Section 4(l) of the Securities Purchase Agreement, the Company is prohibited from issuing shares of Common Stock upon an exercise of this Right due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorization Failure Shares”), in lieu of delivering such Authorization Failure Shares to the Holder, the Company shall pay cash in exchange for the cancellation of such portion of this Right exercisable into such Authorization Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorization Failure Shares and (y) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Exercise Notice with respect to such Authorization Failure Shares to the Company and ending on the date of such issuance and payment under this Section 1(h); and (ii) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Authorization Failure Shares, any Buy-In Payment Amount, brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith.

2. FUNDAMENTAL TRANSACTIONS.

(a) Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Right in accordance with the provisions of this Section 2(a) pursuant to written agreements in form and substance satisfactory to the Holder and approved by the Holder prior to such Fundamental Transaction, including agreements to deliver to the Holder in exchange for this Right a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Right, including, without limitation, which is exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Right (without regard to any limitations on the exercise of this Right) prior to such Fundamental Transaction and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the consummation of each Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of the applicable Fundamental Transaction, the provisions of this Right referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Right with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of each Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Right at any time after the consummation of the applicable Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) issuable upon the exercise of this Right prior to the applicable Fundamental Transaction, such shares of publicly traded common stock (or its equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Right been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Right), as adjusted in accordance with the provisions of this Right. Notwithstanding the foregoing, and without limiting Section 1(g) hereof, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 2(a) to permit the Fundamental Transaction without the assumption of this Right. In addition to and not in substitution for any other rights hereunder, prior to the consummation of each Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Right at any time after the consummation of the applicable Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) issuable upon the exercise of the Right prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Right been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Right). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder.

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(b) Application. The provisions of this Section 2 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied as if this Right (and any such subsequent rights) were fully exercisable and without regard to any limitations on the exercise of this Right (provided that the Holder shall continue to be entitled to the benefit of the Maximum Percentage, applied however with respect to shares of capital stock registered under the 1934 Act and thereafter receivable upon exercise of this Right (or any such other right)).

3. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation or bylaws or other organizational documents or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Right, and will at all times in good faith carry out all the provisions of this Right and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Right.

4. RIGHT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Right, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Right be construed to confer upon the Holder, solely in its capacity as the Holder of this Right, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Right Shares which it is then entitled to receive upon the due exercise of this Right. In addition, nothing contained in this Right shall be construed as imposing any liabilities on the Holder to acquire any securities (upon exercise of this Right or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 4, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

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5. REISSUANCE OF RIGHTS.

(a) Transfer of Right. If this Right is to be transferred, the Holder shall surrender this Right to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Right (in accordance with Section 5(d)), registered as the Holder may request, representing the right to receive the number of Right Shares being transferred by the Holder and, if less than the total number of Right Shares then underlying this Right is being transferred, a new Right (in accordance with Section 5(d)) to the Holder representing the right to receive the number of Right Shares not being transferred.

(b) Lost, Stolen or Mutilated Right. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Right (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Right, the Company shall execute and deliver to the Holder a new Right (in accordance with Section 5(d)) representing the right to receive the Right Shares then underlying this Right.

(c) Exchangeable for Multiple Rights. This Right is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Right or Rights (in accordance with Section 5(d)) representing in the aggregate the right to receive the number of Right Shares then underlying this Right, and each such new Right will represent the right to receive such portion of such Right Shares as is designated by the Holder at the time of such surrender; provided, however, no rights for fractional shares of Common Stock shall be given.

(d) Issuance of New Rights. Whenever the Company is required to issue a new Right pursuant to the terms of this Right, such new Right (i) shall be of like tenor with this Right, (ii) shall represent, as indicated on the face of such new Right, the right to receive the Right Shares then underlying this Right (or in the case of a new Right being issued pursuant to Section 5(a) or Section 5(c), the Right Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Rights issued in connection with such issuance, does not exceed the number of Right Shares then underlying this Right), (iii) shall have an issuance date, as indicated on the face of such new Right which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Right.

6. NOTICES. Whenever notice is required to be given under this Right, unless otherwise provided herein, such notice shall be given at its last address as it shall appear upon the right register of the Company. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Right (other than the issuance of shares of Common Stock upon exercise in accordance with the terms hereof), including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) promptly upon each adjustment of the number of Right Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s), (ii) at least ten Trading Days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, or (B) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder, and (iii) the existence of a proposed Fundamental Transaction at least ten (10) Trading Days prior to the consummation of such Fundamental Transaction. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its Subsidiaries, the Company shall simultaneously file such notice with the SEC pursuant to a Current Report on Form 8-K. It is expressly understood and agreed that the time of execution specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.

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7. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Right (other than Section 1(g) and this Section 7, which may not be amended, modified or waived) may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

8. SEVERABILITY. If any provision of this Right is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Right so long as this Right as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

9. GOVERNING LAW. This Right shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Right shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company at its principal executive office and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS RIGHT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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10. CONSTRUCTION; HEADINGS. This Right shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Right are for convenience of reference and shall not form part of, or affect the interpretation of, this Right.

11. REMEDIES, CHARACTERIZATION, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Right shall be cumulative and in addition to all other remedies available under this Right, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Right. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Right shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Right. The issuance of shares and certificates for shares as contemplated hereby upon the exercise of this Right shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder or its agent on its behalf.

12. PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Right is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the holder otherwise takes action to collect amounts due under this Right or to enforce the provisions of this Right or (b) there occurs any bankruptcy, reorganization, receivership of the company or other proceedings affecting company creditors’ rights and involving a claim under this Right, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

13.TRANSFER. This Right may be offered for sale, sold, transferred or assigned without the consent of the Company.

14. CERTAIN DEFINITIONS. For purposes of this Right, the following terms shall have the following meanings:

(a) “Crypto Asset” means any cryptocurrency or digital asset (including, without limitation, tokens, stablecoins, and tokenized securities) purchased by the Company from and after the Issuance Date.

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(b) “Crypto Value” means, as of any given date of determination, the aggregate sum of each Crypto Asset then held, directly or indirectly, by the Company multiplied by the average closing price (as of 5pm New York city time on any given date of determination) of such applicable cryptocurrency over each Trading Day during such applicable Right Accrual Period (prorated through such date of determination) in which such date of determination occurs.

(c) “Expiration Date” means the date that is the seven-year and six-month anniversary of the Issuance Date or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

(d) “Right Accrual Period” means, as applicable, (i) the Issuance Date through and including the initial Right Payment Date, and (ii) the Trading Day immediately after each Right Payment Date through and including the next Right Payment Date.

(e) “Right Amount” means the underlying value of this Right, which initially shall be zero and shall increase on each calendar day on or after the Issuance Date, through and including, the Expiration Date, by the Right Daily Incremental Amount and any accrued and unpaid Late Charges related thereto.

(f) “Right Amount Share Price” means 94% of the quotient determined by dividing (x) the sum of the VWAP of the Common Stock for each of the Trading Days during the three (3) consecutive Trading Day period ending and including the Trading Day immediately preceding the applicable Right Payment Date, divided by (y) three (3).

(g) “Right Daily Incremental Amount” means, as of any given calendar day, 1/360th of 2% of the Crypto Value of all Crypto Assets.

(h) “Right Payment Date” means the first calendar day in each calendar quarter after the Issuance Date, through, and including, the Expiration Date.

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Right to Receive Common Stock to be duly executed as of the Issuance Date set out above.

ONFOLIO HOLDINGS INC.

By:
Name:
Title:

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EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

RIGHT TO RECEIVE COMMON STOCK

ONFOLIO HOLDINGS INC.

The undersigned holder hereby exercises the right to receive _________________ of the shares of Common Stock (“Right Shares”) of Onfolio Holdings Inc., a Delaware corporation (the “Company”), evidenced by Right to Receive Common Stock No. _______ (the “Right”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Right.

The Company shall deliver to Holder, or its designee or agent as specified below, __________ Right Shares with respect to _________ in Right Amount at an Alternate Conversion Price of _______ in accordance with the terms of the Right.  Delivery shall be made to Holder, or for its benefit, as follows:

☐   Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐   Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:
DTC Number:
Account Number:

Date: _____________ __, Name of Registered Holder

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By:
Name: Title:
Tax ID:____________________________ Facsimile:__________________________ E-mail Address:_____________________

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EXHIBIT B

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs ______________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _________, 20__, from the Company and acknowledged and agreed to by _______________.

ONFOLIO HOLDINGS INC.

By:
Name:
Title:

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